[Flag Investors logo omitted]

                                 EQUITY PARTNERS
                                      FUND

                                  Annual Report
                                  May 31, 2000

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o The Fund produced disappointing results for the six- and twelve-month periods ended May 31, 2000. Market dynamics over the past year favored momentum investing particularly in technology stocks, at the expense of value investing, which the fund emphasizes.

o In recent months, a broadening out of the market has begun, benefiting value-oriented sectors. The Fund has outperformed the stock market in the past three months and is well positioned to benefit from an ongoing recovery in the value sector of the market. Lower technology sector valuations may present us an opportunity to invest in technology companies at more reasonable values than existed during the technology stock mania.

o We believe the Fund has strong recovery potential. Most of the companies owned have performed significantly better than their stock prices. Their ongoing strength and growth should be reflected in rising stock prices over time.

FUND PERFORMANCE
--------------------------------------------------------------------------------

Growth of a $10,000 Investment in Class A Shares 1
February 13, 1995 -- May 31, 2000

$10,000 invested in the Equity Partners Fund Class A Shares at inception on February 13, 1995 was worth $23,459 on May 31, 2000

[graphic omitted]
plot points as follows:

     2/95      10000
     5/95      10770
    11/95      11993
     5/96      13252
    11/96      15576
     5/97      17383
    11/97      19213
     5/98      22208
    11/98      22636
     5/99      27163
    11/99      24645

Cumulative Total Return Performance 1
                            Class A        Class B  Class C     Institutional
  Periods ended 5/31/00     Shares         Shares   Shares       Shares
--------------------------------------------------------------------------------
  6 Months                  (4.81)%       (5.18)%   (5.14)%      (4.66)%
--------------------------------------------------------------------------------
  12 Months                (13.63)%      (14.29)%  (14.22)%     (13.39)%
--------------------------------------------------------------------------------
  Since Inception           2/13/95       2/13/95  10/28/98      2/14/96
                            134.59%       125.74%    14.99%       84.77%
--------------------------------------------------------------------------------
-------
1 PAST PERFORMANCE IS NOT AN INDICATOR OF FUTURE RESULTS.  The Fund's investment return and principal value will fluctuate so that upon redemption shares may be worth more or less than their original cost. These figures assume the reinvestment of dividends and capital gain distributions and exclude the impact of any sales charge. Please review the Additional Performance
  Information on page 6. If the sales charge were reflected, the quoted performance would be lower. Performance figures for the classes differ because each class maintains a distinct expense structure. For further details on expense structures, please refer to the Fund's prospectus.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Fellow Shareholders:

     We are pleased to report on the progress of your Fund for the fiscal year ended May 31, 2000.

PERFORMANCE

     The Fund's Class A Shares produced a total return of -4.8% and -13.6% for the six- and twelve-month periods ended May 31, 2000, respectively. This performance is disappointing.

     The Fund had a relatively small position in the technology sector, which performed so strongly throughout most of the past twelve months. The pricing in technology stocks was too extreme for us to justify investing in the sector, given our long-standing emphasis on value. In recent months, growing recognition of the over-valuation in this sector has led to declines in many of these stocks.

     The Fund's heaviest concentration was in financial stocks. We like these stocks very much on a long-term basis, but many of them underperformed over the past year as interest rates rose. They have begun to perform better recently as value-oriented sectors have begun to recover. A perception that the Federal Reserve Board may have completed most of its interest rate tightening is helping the performance of this sector in particular.

     One of the well-known sayings in our business is that "change is the investor's only certainty." We are reminded of that now. One year ago we were reporting very strong performance that exceeded the market and received a 5-star rating from Morningstar.1 Market dynamics changed considerably over the past year to favor momentum investing at the expense of value investing and our results were disappointing. We believe that as more investors begin to appreciate the price risk in technology stocks, the pendulum may continue shifting to more value-oriented sectors. There is evidence this may have begun, as the Fund has outperformed the stock market in the past three months.

----------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Flag Investors Equity Partners Fund received 2 stars and 5 stars as of 5/31/00 and 5/31/99 for the three-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the next 10% receive 1 star. Ratings are for Class A Shares; other classes may vary. In the domestic equity funds category, the Fund was rated among 3,627 funds as of 5/31/00 and 3,012 funds as of 5/31/99. As of 6/30/00, the Fund was rated 2 stars out of 3,642 domestic equity funds and 3 stars out of 2,328 domestic equity funds for the 3 year and 5 year periods, respectively.

--------------------------------------------------------------------------------
     The largest positive and negative contributors to net asset value over the past year are shown in the following table.

Contributions to Net Asset Value Performance
(For the 12 months ended 5/31/00)

  Five Best Contributors Gain Per Share       Five Worst Contributors   Loss Per
                                                                        Share
--------------------------------------------------------------------------------
  Amgen, Inc. 1             $0.57             Conseco, Inc.             ($1.08)
--------------------------------------------------------------------------------
  TycoInternational Ltd.    $0.35             Mattel, Inc.              ($0.67)
--------------------------------------------------------------------------------
  Citigroup, Inc.           $0.26             Champion Enterprises,     ($0.41)
                                              Inc.
--------------------------------------------------------------------------------
  Georgia Gulf Corp. 1      $0.17             Novell, Inc.              ($0.40)
--------------------------------------------------------------------------------
  American Express Co.      $0.13             Xerox Corp.               ($0.36)
--------------------------------------------------------------------------------
--------------
1 These securities were not held in the portfolio at year end.

     The two strongest contributors, Amgen and Tyco International illustrate how our flexible value investment philosophy works. We attempt to buy well-managed, strong companies when their stocks are undervalued on a long-term basis due to short-term problems or concerns. Amgen is a leading growth company in the biotechnology industry. We purchased it three years ago when the stock was temporarily out of favor due to concerns about its products and its pipeline of new drugs. Those concerns have now been replaced by optimism and the stock has quintupled over the three years. We took advantage of the stock's current popularity and eliminated our position.

     Tyco International is a well-managed conglomerate with leading businesses in medical supplies, telecommunications and security systems. Last year we identified the company as one we would like to own but felt the price was too high to meet our value criteria. Subsequently, an accounting controversy caused the stock to lose half its value in a matter of weeks. At that time we felt there was clear long-term value in the stock and we purchased it. Within a few months, the controversy had subsided and the stock doubled.

     In the case of the two worst contributors, Conseco and Mattel, we relearned a painful lesson, namely the importance of selling a company with deteriorating business fundamentals. Conseco made an ill-fated acquisition of Green Tree Financial two years ago. We had concerns about the acquisition at the time. As problems related to the acquisition began to appear, the stock steadily declined but appeared to be good value. This "value trap" caused us to hold the stock as it declined when selling would have clearly been wiser.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

     We became owners of Mattel when it acquired The Learning Company, which had been a very successful investment for the Fund. Mattel was experiencing some problems at the time and these problems grew after the acquisition. As in the case of Conseco, we held the stock because it appeared to be undervalued and ultimately gave up the gains realized through The Learning Company. We recently eliminated the stock.

INVESTMENT ENVIRONMENT

     The "casino mentality," cited by former and current Federal Reserve chairmen Paul Volker and Alan Greenspan, drove the equity market for much of the past year. The dramatic difference in performance by various sectors was so abnormal that it was impossible to talk in general terms about "the stock market;" for most of the year, there were two stock markets. Value stocks, or Old Economy stocks in the language of the financial press, declined. At the same time, the NASDAQ, heavily weighted in New Economy technology, Internet and telecommunications stocks, prospered. We believe that it is overly simplistic to view the financial world in Old Economy/New Economy terms. Many of the Old Economy companies will continue to thrive and play an important role in the New Economy, while many of the New Economy stocks will ultimately disappear as competition intensifies, or will disappoint investors if ambitious expectations are not met.

     In recent months, a broadening out of the market has begun. Money has begun to flow out of technology towards more value-oriented sectors. Whereas many technology investors had been chasing growth at any price, more investors are now focusing on what is a reasonable price to pay. This is resulting in a burn-off in the excessive valuations that were reached in the technology sector. Those of us who are more value or price conscious would characterize this as the beginning of a return to rationality.

     The other significant factor affecting the market is the direction of interest rates and Fed policy. Until recently, the economy has been extremely strong, to the point where the Fed was sufficiently concerned about inflationary pressures to keep rates steadily rising. There have recently been indications that the economy has finally started to slow down. This raises the prospect that the Fed may be able to stop raising rates sooner than investors were expecting, which would be a positive for the market.

PORTFOLIO STRATEGY

     Our flexible value investment philosophy is geared more to individual stock selection than broad strategies. We focus on undervalued companies with strong financial characteristics and shareholder-oriented managements. At the time of purchase, these stocks are often down in price or out of favor in the market.

--------------------------------------------------------------------------------

     As a result of our approach, we believe the portfolio is well positioned to benefit from a recovery in the value sector of the market, particularly financial stocks. In addition, the current burn-off in the technology sector's valuations may present us an opportunity to invest in several technology companies at much more reasonable prices than existed during the technology stock mania. We are currently focusing on that possible opportunity and devoting analytical resources to prepare for it.

     We do not practice market timing in the management of the Fund. Our goal is to have 90-100% of the Fund in equities at most times. The cash percentage was 4.7% at the beginning of the past six-month period and 5.7% at the end.

     The five largest holdings are shown in the following table.

Five Largest Equity Holdings

  Security                                Cost              Market Value 5/31/00
--------------------------------------------------------------------------------
  Blyth Industries, Inc.             $22,373,301                  $24,084,287
--------------------------------------------------------------------------------
  America Online,Inc.                $   720,417                  $22,843,000
--------------------------------------------------------------------------------
  Ford Motor Co.                     $13,557,706                  $19,425,000
  Canadian National Railway Co.      $15,280,556                  $18,221,775
  International Business Machines    $ 5,392,676                  $17,384,625
  Corp.
--------------------------------------------------------------------------------

CLOSING

     In the five-year history of the Equity Partners Fund there have been two periods of negative performance. The first was the bear market in the summer of 1998. The Fund's net asset value declined 27% from the peak to the trough during those three months. Shareholders who kept a long-term perspective and stayed the course were rewarded with a recovery of 67% over the next nine months.

     The second negative period ran from July of last year through March of this year. The Fund's net asset value declined 28% during that eight-month period and has recovered modestly in the past few months. As in 1998, we believe it is wise to stay the course for the long term. It is important to understand that the Fund's companies are, with certain exceptions, strong and growing and have performed significantly better than their stock prices during the eight-month decline. We believe that their fundamental business strength and growth will once again be reflected in rising stock prices over the longer term.

     We always like to remind shareholders that we have significant personal investments in the Fund and are long-term partners with you.

Sincerely,

/S/LEE S. OWEN
Lee S. Owen
Portfolio Manager
June 30, 2000

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment from the inception date of the respective class through the end of the most recent fiscal year-end. The SEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent fiscal year.

     Both the line graph and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the 5.00% and 1.00% contingent deferred sales charge applicable to the specified time period for the Class B and Class C Shares, respectively. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

     While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION (CONTINUED)

Change in Value of a $10,000 Investment in Class A Shares 1
February 13, 1995-May 31, 2000

[graphic omitted]
plot points as follows

                   Flag        S&P        91-Day
                 Investor A
         2/95       9550      10000       10000
         5/95      10285      11022       10150
        11/95      11453      12663       10442
         5/96      12656      14156       10721
        11/96      14875      16191       11007
         5/97      16601      18320       11308
        11/97      18348      20808       11596
         5/98      21209      23941       11899
        11/98      21617      25732       12178
         5/99      27938      28974       12448
         5/00      22169      32012       13170



Average Annual Total Return 1

Periods Ended 5/31/00                     1 Year     5 Years   Since Inception 2
--------------------------------------------------------------------------------
  Class A Shares                         (18.38)%     15.53%         16.22%
--------------------------------------------------------------------------------
--------------
1 PAST PERFORMANCE IS NOT AN INDICATOR OF FUTURE RESULTS. These figures assume the reinvestment of dividends and capital gain distributions and include the Fund's applicable sales charge. Investment return and principal value will fluctuate so that upon redemption an investor's shares may be worth more or less than their original cost. The indices listed above are unmanaged and are widely recognized as indicators of the performance in their respective sectors. The S&P 500 Index is an indicator of general market performance and the 90-Day U.S. Treasury Bill is a measure of short-term interest rates.
2 February 13, 1995.
3 The 90-Day U.S.  Treasury  Bill  performance  figures are based on the Merrill
  Lynch 3 Month Treasury Index.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

ADDITIONAL  PERFORMANCE  INFORMATION  (CONTINUED)

Change  in Value of a $10,000 Investment in Class B Shares 1
February 13, 1995-May 31, 2000

            Flag Investor   S&P     91-Day
2/95              9550     10000    10000
5/95             10285     11022    10150
5/96             12656     14156    10721
5/97             16601     18320    11308
5/98             21209     23941    11899
5/99             27938     28974    12448
5/00             22348     32012    13170


Average Annual Total Return 1

Periods Ended 5/31/00    1 Year           5 Years      Since Inception 2
--------------------------------------------------------------------------------
Class B Shares          (18.58)%          15.53%          16.40%
--------------------------------------------------------------------------------
------------------
1 PAST PERFORMANCE IS NOT AN INDICATOR OF FUTURE RESULTS. These figures assume the reinvestment of dividends and capital gain distributions and include the Fund's applicable sales charge. Investment return and principal value will fluctuate so that upon redemption an investor's shares may be worth more or less than their original cost. The indices listed above are unmanaged and are widely recognized as indicators of the performance in their respective sectors. The S&P 500 Index is an indicator of general market performance and the 90-Day U.S. Treasury Bill is a measure of short-term interest rates.
2 February 13, 1995.
3 The 90-Day U.S.  Treasury  Bill  performance  figures are based on the Merrill
  Lynch 3 Month Treasury Index.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

ADDITIONAL  PERFORMANCE  INFORMATION  (CONTINUED)

Change  in Value of a $10,000 Investment in Class C Shares 1
October 28, 1998-May 31, 2000

[graphic omitted]
plot points as follows:

              Flag Investor    S&P        91-Day
        10/98      10000      10000       10000
        11/98      11215      10607       10037
         5/99      13406      11943       10260


Average Annual Total Return 1

Periods Ended 5/31/00            1 Year       5 Years    Since Inception 2
--------------------------------------------------------------------------------
  Class C Shares                (15.08)%        N/A           9.17%
--------------------------------------------------------------------------------
------------------------
1 PAST PERFORMANCE IS NOT AN INDICATOR OF FUTURE RESULTS. These figures assume the reinvestment of dividends and capital gain distributions and include the Fund's applicable sales charge. Investment return and principal value will fluctuate so that upon redemption an investor's shares may be worth more or less than their original cost. The indices listed above are unmanaged and are widely recognized as indicators of the performance in their respective sectors. The S&P 500 Index is an indicator of general market performance and the 90-Day U.S. Treasury Bill is a measure of short-term interest rates.
2 October 28, 1998.
3 The 90-Day U.S.  Treasury  Bill  performance  figures are based on the Merrill
  Lynch 3 Month Treasury Index.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

ADDITIONAL  PERFORMANCE  INFORMATION  (CONCLUDED)

Change in Value of a $10,000 Investment in Institutional Shares 1 February 14, 1996-May 31, 2000

[graphic omitted]
plot points as follows:

         Flag     Class B  S&P 500
         Equity            90-Day
2/96      9900    10000    10000
5/96     10323    10509    10125
11/96    12156    12020    10395
5/97     13584    13600    10679
11/97    15037    15448    10951
5/98     17406    17774    11238
11/98    17757    19103    11501
5/99     21335    21510    11756
11/99    19380    23099    12081
5/00     18447    23765    12437


Average Annual Total Return 1

Periods Ended 5/31/00             1 Year       5 Years     Since Inception 2
--------------------------------------------------------------------------------
Institutional Shares             (13.39)%        N/A          15.37%
--------------------------------------------------------------------------------
-----------------
1 PAST PERFORMANCE IS NOT AN INDICATOR OF FUTURE RESULTS. These figures assume the reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that upon redemption an investor's shares may be worth more or less than their original cost. The indices listed above are unmanaged and are widely recognized as indicators of the performance in their respective sectors. The S&P 500 Index is an indicator of general market performance and the 90-Day U.S. Treasury Bill is a measure of short-term interest rates.
2 February 14, 1996.
3 The 90-Day U.S.  Treasury  Bill  performance  figures are based on the Merrill
  Lynch 3 Month Treasury Index.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                            MAY 31, 2000

  Shares                                                           Market Value
--------------------------------------------------------------------------------
Common Stock -- 94.3%

BANKING -- 2.4%
   195,000       Wells Fargo Co. .................................  $ 8,823,750
                                                                    -----------
BASIC MATERIALS -- 1.5%
  148,300        USG Corp. .......................................    5,589,056
                                                                    -----------
CAPITAL GOODS & INDUSTRIAL -- 10.3%
  739,000        Allied Waste Industries, Inc. 1 .................    7,528,562
  289,000        American Standard Companies, Inc. 1 .............   13,348,188
  314,900        Tyco International Ltd. .........................   14,819,981
   35,600        United Technologies Corp. .......................    2,151,575
                                                                    -----------
                                                                     37,848,306
                                                                    -----------
COMMUNICATIONS SERVICES -- 4.7%
   16,600        ALLTEL Corp. ....................................    1,086,263
  150,000        Qwest Communications International, Inc. 1 ......    6,346,875
  261,219        Worldcom, Inc. 1 ................................    9,828,365
                                                                    -----------
                                                                     17,261,503
                                                                    -----------
CONSUMER STAPLES -- 11.6%
  887,900        Blyth Industries, Inc. ..........................   24,084,287
  177,000        Cardinal Health, Inc. ...........................   11,482,875
   97,500        Philip Morris Companies, Inc. ...................    2,547,187
  429,300        WestPoint Stevens, Inc. .........................    4,373,494
                                                                    -----------
                                                                     42,487,843
                                                                    -----------
CONSUMER CYCLICAL -- 13.8%
  853,950        Cendant Corp. 1 .................................   11,314,837
  400,000        Ford Motor Co. ..................................   19,425,000
   50,000        Gannett Company, Inc. ...........................    3,237,500
  530,000        Harrah's Entertainment, Inc. 1 ..................   10,467,500
  452,160        Mattel, Inc. ....................................    6,132,420
                                                                    -----------
                                                                     50,577,257
                                                                    -----------
CONSUMER HEALTHCARE -- 3.0%
   150,000       Wellpoint Health Networks, Inc. 1 ...............   10,893,750

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                                MAY 31, 2000

  Shares                                                           Market Value
--------------------------------------------------------------------------------
Common Stock (concluded)
FINANCIAL SERVICES -- 16.3%
   144,600       American Express Co. ............................ $  7,781,288
   131,042       Associates First Capital Corp. -- Class A .......    3,595,465
   272,250       Citigroup, Inc. .................................   16,930,547
   396,800       Countrywide Credit Industries, Inc. .............   12,201,600
   217,000       Freddie Mac .....................................    9,656,500
 1,000,000       Host Marriott Corp. .............................    9,625,000
                                                                   ------------
                                                                     59,790,400
                                                                   ------------
INSURANCE -- 10.4%
     6,800       Berkshire Hathaway -- Class B 1 .................   12,824,800
   846,387       Conseco, Inc. ...................................    5,289,919
    57,000       Loews Corp. .....................................    3,754,875
   273,908       XL Capital Limited -- Class A ...................   16,297,526
                                                                   ------------
                                                                     38,167,120
                                                                   ------------
TECHNOLOGY -- 15.3%
   431,000       America Online, Inc.1 ...........................   22,843,000
   90,000        First Data Corp..................................    5,045,625
   162,000       International Business Machines Corp. ...........   17,384,625
   490,300       Novell, Inc.1 ...................................    4,075,619
  106,000        Sabre Group Holdings, Inc. 1 ....................    3,047,500
   139,600       Xerox Corp. .....................................    3,786,650
                                                                   ------------
                                                                     56,183,019
                                                                   ------------
TRANSPORTATION -- 5.0%
   679,600       Canadian National Railway Co. ...................   18,221,775
                                                                   ------------
                 Total Common Stock
                   (Cost $274,439,223) ...........................  345,843,779
                                                                   ------------

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)                                MAY 31, 2000

  Par (000)                                                        Market Value
--------------------------------------------------------------------------------
------------------------------
 REPURCHASE AGREEMENT -- 2.4%
------------------------------
  $8,874     Goldman Sachs & Co., Dated 5/31/00, 6.3% principal
             and interest in the amount of $8,875,553 due 6/1/00,
             collateralized by U.S. Treasury Bond with a par value
             of $703,000, coupon rate of 12.0%, due 8/15/13, with
             a market value of $956,945 and U.S. Treasury Bill
             with a par value of $8,324,000,coupon rate of 0.0%,
             due 11/9/00, with a market value of $8,095,508......  $  8,874,000
                                                                   ------------
TOTAL INVESTMENTS
   (Cost $283,313,223) 2                                  96.7%    $354,717,779
OTHER ASSETS IN EXCESS OF LIABILITIES...............       3.3       12,104,315
                                                         -----     ------------
NET ASSETS..........................................     100.0%    $366,822,094
                                                         =====     ============

-----------
1 Non-income producing security.
2 Also aggregate cost for federal tax purposes.

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FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                      May 31,
--------------------------------------------------------------------------------
                                                                       2000
ASSETS
   Investments, at Value (Cost $283,313,223) ..................   $354,717,779
   Cash .......................................................            699
   Collateral Under Security Loan Agreements ..................     15,505,348
   Receivable for Shares of Beneficial Interest Subscribed ....      1,064,368
   Receivable for Securities Sold .............................     10,654,115
   Dividend, Interest and Income Receivable ...................      1,338,889
   Prepaid Expenses and Other .................................         35,135
                                                                  ------------
TOTAL ASSETS ..................................................    383,316,333
                                                                  ------------
LIABILITIES
   Payable for Collateral Under Security Loan Agreements ......     15,505,348
   Payable for Shares of Beneficial Interest Redeemed .........        427,490
   Accrued Expenses and Other .................................        561,401
                                                                  ------------
TOTAL LIABILITIES .............................................     16,494,239
                                                                  ------------
NET ASSETS ....................................................   $366,822,094
                                                                  ============
COMPOSITION OF NET ASSETS
   Paid-in Capital
     Class A Shares ...........................................    150,461,616
     Class B Shares ...........................................     33,158,492
     Class C Shares ...........................................      7,785,240
     Institutional Shares .....................................     85,920,183
   Accumulated Net Realized Gain from Investment Transactions .     16,706,148
   Net Unrealized Appreciation on Investments .................     71,404,556
   Undistributed Net Investment Income ........................      1,385,859
                                                                  ------------
NET ASSETS ....................................................   $366,822,094
                                                                  ============
NET ASSET VALUE PER SHARE
   Class A Share ($214,677,092 / 10,114,713 shares) ...........   $      21.22
                                                                  ============
   Class B Share ($40,184,528 / 1,939,215 shares) .............   $      20.72 1
                                                                  ============
   CLASS C SHARE ($6,455,391 / 311,545 shares) ................   $      20.72 2
                                                                  ============
   Institutional Share ($105,505,083 / 4,941,710 shares) ......   $      21.35
                                                                  ============
MAXIMUM OFFERING PRICE PER:
   Class A Share ($21.22 / .945) 3 ............................   $      22.46
                                                                  ============
   Class B Share ..............................................   $      20.72
                                                                  ============
   Class C Share ..............................................   $      20.72
                                                                  ============
   Insitutional Share .........................................   $      21.35
                                                                  ============
-----------
1 Redemption  value is $19.68 following a 5% maximum  contingent  deferred sales charge.
2 Redemption  value is $20.51 following a 1% maximum  contingent  deferred sales charge.
3 Maximum offering price for Class A represents the effect of the 5.5% front end sales charge.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                       For the
                                                                     Year Ended
                                                                        May 31,
--------------------------------------------------------------------------------
                                                                         2000
Investment Income:
   Dividends ..................................................    $  5,651,546
   Interest ...................................................       1,143,801
   Less: Foreign taxes withheld ...............................         (41,583)
                                                                   ------------
          Total income ........................................       6,753,764
                                                                   ------------
Expenses:
   Investment advisory fee ....................................       3,363,312
   Distribution fees
     Class A ..................................................         650,333
     Class B ..................................................         488,000
     Class C ..................................................          68,239
   Transfer agent fee .........................................         173,404
   Accounting fee .............................................         105,155
   Professional fees ..........................................          92,701
   Printing and Shareholder Report fees .......................          78,572
   Registration fees ..........................................          64,001
   Custodian fee ..............................................          57,981
   Directors' fees ............................................          11,479
   Miscellaneous ..............................................          51,130
                                                                   ------------
          Total expenses ......................................       5,204,307
                                                                   ------------
   Net investment income ......................................       1,549,457
                                                                   ------------
Realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions ...............      21,633,214
   Net change in unrealized appreciation/(depreciation)
     of investments ...........................................     (88,551,635)
                                                                   ------------
          Net loss on investments .............................     (66,918,421)
                                                                   ------------
Net decrease in net assets resulting from operations ..........    $(65,368,964)
                                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

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FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                   For the Years Ended May 31,
--------------------------------------------------------------------------------
                                                          2000             1999
Increase in Net Assets:
Operations:
   Net investment income/(expenses
     in excess of income) ......................   $  1,549,457    $   (148,441)
   Net realized gain from security transactions      21,633,214      14,945,270
   Change in unrealized appreciation/
     (depreciation) of investments .............    (88,551,635)     66,359,649
                                                   ------------    ------------
   Net increase/(decrease) in net assets
     resulting from operations .................    (65,368,964)     81,156,478
                                                   ------------    ------------
Distributions to Shareholders from:
   Net investment income and net realized
     short-term gains:
     Class A Shares ............................       (349,896)        (93,263)
     Class B Shares ............................        (66,099)             --
     Class C Shares ............................        (10,359)             --
     Institutional Shares ......................       (152,038)        (58,366)
   Net realized long-term gains:
     Class A Shares ............................    (11,546,564)     (2,930,694)
     Class B Shares ............................     (2,181,278)       (498,363)
     Class C Shares ............................       (352,597)           (394)
     Institutional Shares ......................     (5,017,234)     (1,271,314)
                                                   ------------    ------------
        Total distributions ....................    (19,676,065)     (4,852,394)
                                                   ------------    ------------
Capital Share Transactions:
   Proceeds from sale of shares ................     87,434,816     116,694,761
   Value of shares issued in
     reinvestment of dividends .................     18,346,252       4,540,061
   Cost of shares repurchased ..................   (119,296,406)    (61,943,145)
                                                   ------------    ------------
   Increase/(decrease) in net assets derived
     from capital share transactions ...........    (13,515,338)     59,291,677
                                                   ------------    ------------
        Total increase/(decrease) in net assets     (98,560,367)    135,595,761
Net Assets:
   Beginning of year ...........................    465,382,461     329,786,700
                                                   ------------    ------------
   End of year (including undistributed net
     investment income of $1,385,859 and
     distributions in excess of net investment
     income of $(17,473), respectively) ........   $366,822,094    $465,382,461
                                                   ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

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FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                       For the
                                                                     Year Ended
                                                                       May 31,
--------------------------------------------------------------------------------
                                                                         2000
Per Share Operating Performance:
   Net asset value at beginning of year ...........................   $  25.68
                                                                      --------
Income from Investment Operations:
   Net investment income/(expenses in excess of income) ...........       0.10
   Net realized and unrealized gain/(loss) on investments .........      (3.54)
                                                                      --------
   Total from Investment Operations ...............................      (3.44)
Less Distributions:
   Net investment income and net realized short-term gains ........      (0.03)
   Net realized long-term gains ...................................      (0.99)
                                                                      --------
   Total distributions ............................................      (1.02)
                                                                      --------
   Net asset value at end of year .................................   $  21.22
                                                                      ========
Total Return 1 ....................................................     (13.63)%
Ratios to Average Daily Net Assets:
   Expenses .......................................................       1.18%
   Net investment income/(expenses in excess of income) ...........       0.38%
Supplemental Data:
   Net assets at end of year (000's) ..............................   $214,677
   Portfolio turnover rate ........................................      32.37%

------------
1 Total return excludes the effect of sales charge.
2 Without the waiver of advisory  fees,  the ratio of expenses to average  daily net assets would have been 1.48% and 1.77% for the years ended May 31, 1997 and 1996, respectively.
3 Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.48% and 1.10% for the years ended May 31, 1997 and 1996, respectively.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------


                                                                              For the Years Ended May 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                               1999              1998                 1997                1996
Per Share Operating Performance:
   Net asset value at beginning of year ..................   $ 21.29           $  16.93             $  13.09             $ 10.77
                                                             -------           --------             --------             -------
Income from Investment Operations:
   Net investment income/(expenses in excess of income) ..     (0.01)              0.05                 0.08                0.17
   Net realized and unrealized gain/(loss) on investments       4.70               4.60                 3.96                2.29
                                                             -------           --------             --------             -------
   Total from Investment Operations ......................      4.69               4.65                 4.04                2.46
LESS DISTRIBUTIONS:
   Net investment income and net realized short-term gains     (0.03)             (0.10)               (0.13)              (0.14)
   Net realized long-term gains ..........................     (0.27)             (0.19)               (0.07)                 --
                                                             -------           --------             --------             -------
   Total distributions ...................................     (0.30)             (0.29)               (0.20)              (0.14)
                                                             -------           --------             --------             -------
   Net asset value at end of year ........................   $ 25.68           $  21.29             $  16.93             $ 13.09
                                                             =======           ========             ========             =======
Total Return 1 ...........................................     22.31%             27.76%               31.17%              23.05%
Ratios to Average Daily Net Assets:
   Expenses ..............................................      1.20%              1.24%                1.35% 2             1.35% 2
   Net investment income/(expenses in excess of income) ..     (0.02)%             0.29%                0.61% 3             1.52% 3
Supplemental Data:
   Net assets at end of year (000's) .....................  $283,950           $198,387             $113,030             $64,230
   Portfolio turnover rate ...............................     21.21%              7.94%               17.60%               0.73%

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                      For the
                                                                     Year Ended
                                                                       May 31,
--------------------------------------------------------------------------------
                                                                         2000
Per Share Operating Performance:
   Net asset value at beginning of year ...........................    $ 25.29
                                                                       -------
Income from Investment Operations:
   Net investment income/(expenses in excess of income) ...........      (0.09)
   Net realized and unrealized gain/(loss) on
      investments .................................................      (3.46)
                                                                       -------
   Total from Investment Operations ...............................      (3.55)
Less Distributions:
   Net investment income and net realized short-term gains ........      (0.03)
   Net realized long-term gains ...................................      (0.99)
                                                                       -------
   Total distributions ............................................      (1.02)
                                                                       -------
   Net asset value end of year ....................................    $ 20.72
                                                                       =======
Total Return 1 ....................................................     (14.29)%
Ratios to Average Daily Net Assets:
   Expenses .......................................................       1.93%
   Net investment income/(expenses in excess of income) ...........      (0.37)%
Supplemental Data:
   Net assets at end of year (000's) ..............................    $40,185
   Portfolio turnover rate ........................................      32.37%

------------
1 Total return excludes the effect of sales charge.
2 Without the waiver of advisory  fees,  the ratio of expenses to average  daily net assets would have been 2.23% and 2.52% for the years ended May 31, 1997 and 1996, respectively.
3 Without  the  waiver  of  advisory   fees  ,  the  ratio  of  net   investment
  income/(expenses in excess of income) to average daily net assets would have been (0.28)% and 0.29% for the years ended May 31, 1997 and 1996, respectively.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------


                                                                                   For the Years Ended May 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                   1999               1998             1997                1996
Per Share Operating Performance:
   Net asset value at beginning of year ......................   $ 21.10            $ 16.84          $ 13.03              $10.75
                                                                 -------            -------          -------              ------
Income from Investment Operations:
   Net investment income/(expenses in excess of income) ......     (0.14)             (0.06)           (0.04)               0.07
   Net realized and unrealized gain/(loss) on
      investments ............................................      4.60               4.54             3.96                2.31
                                                                 -------            -------          -------              ------
   Total from Investment Operations ..........................      4.46               4.48             3.92                2.38
Less Distributions:
   Net investment income and net realized short-term gains ...        --              (0.03)           (0.04)              (0.10)
   Net realized long-term gains ..............................     (0.27)             (0.19)           (0.07)                 --
                                                                 -------            -------          -------              ------
   Total distributions .......................................     (0.27)             (0.22)           (0.11)              (0.10)
                                                                 -------            -------          -------              ------
   Net asset value end of year ...............................   $ 25.29            $ 21.10          $ 16.84              $13.03
                                                                 =======            =======          =======              ======
Total Return 1 ...............................................     21.39%             26.81%           30.28%              22.17%
Ratios to Average Daily Net Assets:
   Expenses ..................................................      1.95%              1.98%              2.10% 2           2.10% 2
   Net investment income/(expenses in excess of income) ......     (0.77)%            (0.47)%          (0.16)% 3            0.71% 3
Supplemental Data:
   Net assets at end of year (000's) .........................   $52,603            $37,046          $15,670              $5,302
   Portfolio turnover rate ...................................     21.21%              7.94%           17.60%               0.73%

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                  For the Period
                                                      For the    Oct. 28, 1998 1
                                                    Year Ended       through
                                                      May 31,        May 31,
--------------------------------------------------------------------------------
                                                       2000            1999
Per Share Operating Performance:
   Net asset value at beginning of period ..........   $25.27         $19.09
                                                       ------         ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income/(expenses in excess
     of income) ....................................    (0.08)         (0.03)
   Net realized and unrealized gain/(loss) on
         investments ...............................    (3.45)          6.48
                                                       ------         ------
   Total from Investment Operations ................    (3.53)          6.45
Less Distributions:
   Net investment income and net realized
     short-term gains ..............................    (0.03)            --
   Net realized long-term gains ....................    (0.99)         (0.27)
                                                       ------         ------
   Total distributions .............................    (1.02)         (0.27)
                                                       ------         ------
   Net asset value at end of period ................   $20.72         $25.27
                                                       ======         ======
   Total Return 2 ..................................   (14.22)%        34.06%
Ratios to Average Daily Net Assets:
   Expenses ........................................     1.93%          1.85% 3
   Expenses in excess of income ....................    (0.39)%        (0.73)% 3
Supplemental Data:
   Net assets at end of period (000's) .............   $6,455         $3,441
   Portfolio turnover rate .........................    32.37%         21.21%

------------
1 Commencement of operations.
2 Total return excludes the effect of sales charge.
3 Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

22
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

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                      For the
                                                                    Year Ended
                                                                       May 31,
--------------------------------------------------------------------------------
                                                                        2000
Per Share Operating Performance:
   Net asset value at beginning of period ........................   $  25.75
                                                                     --------
Income from Investment Operations:
   Net investment income .........................................       0.15
   Net realized and unrealized gain/(loss) on investments ........      (3.53)
                                                                     --------
   Total from Investment Operations ..............................      (3.38)
LESS DISTRIBUTIONS:
   Net investment income and net realized short-term gains .......      (0.03)
   Net realized long-term gains ..................................      (0.99)
                                                                     --------
   Total Distributions ...........................................      (1.02)
                                                                     --------
   Net asset value at end of period ..............................   $  21.35
                                                                     ========
Total Return .....................................................     (13.39)%
Ratios to Average Daily Net Assets:
   Expenses ......................................................       0.93%
   Net investment income .........................................       0.65%
Supplemental Data:
   Net assets at end of period (000's) ...........................   $105,505
   Portfolio turnover rate .......................................      32.37%

------------
1  Commencement of operations.
2 Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.23% and 1.55% (annualized) for the year ended May 31, 1997 and the period ended May 31, 1996, respectively.
3 Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.70% and 0.75% (annualized) for the year ended May 31, 1997, and the period ended May 31, 1996, respectively.
4 Annualized.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

                                                                                                                     For the Period
                                                                                                                     Feb. 14, 1996 1
                                                                                                                         through
                                                                             For the Years Ended May 31,                 May 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                    1999                 1998            1997             1996
Per Share Operating Performance:
   Net asset value at beginning of period ....................   $  21.32              $ 16.94          $ 13.10          $12.72
                                                                 --------              -------          -------          ------
Income from Investment Operations:
   Net investment income .....................................       0.04                 0.10             0.14            0.04
   Net realized and unrealized gain/(loss) on investments ....       4.70                 4.61             3.95            0.34
                                                                 --------              -------          -------          ------
   Total from Investment Operations ..........................       4.74                 4.71             4.09            0.38
Less Distributions:
   Net investment income and net realized short-term gains ...      (0.04)               (0.14)           (0.18)             --
   Net realized long-term gains ..............................      (0.27)               (0.19)           (0.07)             --
                                                                 --------              -------          -------          ------
   Total Distributions .......................................      (0.31)               (0.33)           (0.25)             --
                                                                 --------              -------          -------          ------
   Net asset value at end of period ..........................   $  25.75             $  21.32         $  16.94          $13.10
                                                                 ========             ========         ========          ======
Total Return .................................................      22.53%               28.14%           31.58%           3.23%
Ratios to Average Daily Net Assets:
   Expenses ..................................................       0.95%                0.98%            1.10% 2         1.10% 2,4
   Net investment income .....................................       0.23%                0.54%            0.81% 3         1.20% 3,4
Supplemental Data:
   Net assets at end of period (000's) .......................   $125,388              $94,354          $42,115          $4,235
   Portfolio turnover rate ...................................      21.21%                7.94%           17.60%           0.73%

                       SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- Significant Accounting Policies

     Flag Investors Equity Partners Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on May 31, 1994 and began operations February 13, 1995, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. Its objective is to seek long-term growth of capital and, secondarily, current income primarily in a diversified portfolio of common stocks.

     The Fund consists of four share classes: Class A Shares and Class B Shares, both of which began operations February 13, 1995, Class C Shares which began operations October 28, 1998 and Institutional Shares, which began operations February 14, 1996.

     The Class A, Class B, and Class C Shares are subject to different sales charges. The Class A Shares have a 5.50% maximum front-end sales charge, the Class B Shares have a 5.00% maximum contingent deferred sales charge and the Class C Shares have a 1.00% maximum contingent deferred sales charge. In addition each of the classes has a different distribution fee. The Institutional Shares have neither a front-end sales charge, a contingent deferred sales charge nor a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. SECURITY VALUATION -- The Fund values a portfolio security that is primarily traded on a national exchange by using the last sales price reported for the day. If there are no sales or the security is not traded on an exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is not readily available, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At May 31, 2000 there were no securities valued using fair valued procedures. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------


NOTE 1 -- concluded

     B.  REPURCHASE  AGREEMENTS -- The Fund may enter into tri-party  repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the seller agrees to repurchase at a set time and price. The third party, which is the seller's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the seller defaults. The Fund's access to the collateral may be delayed or limited if the seller defaults and the value of the collateral declines or if the seller enters into an insolvency proceeding.

     C. FEDERAL INCOME TAXES -- The Fund determines its distributions according to income tax regulations, which may be different from accounting principles generally accepted in the United States. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

             The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund uses the trade date to account for securities transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the amortization of premiums and accretion of discounts. Income, gains and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income, less foreign taxes withheld, if any, and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period, which began when the Fund began investment activities.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     E. SECURITY LOANS -- The Fund receives compensation in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on these securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the accounts of the Fund.

NOTE 2 -- Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICCC"), a subsidiary of Deutsche Bank AG, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICCCan annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates:
1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million.

     For the year ended May 31, 2000, ICCC 's advisory fee was $3,363,312, of which $247,578 was payable at May 31, 2000.

     Alex.Brown Investment Management ("ABIM") is the Fund's sub-advisor. As compensation for its subadvisory services, ICCCpays ABIM a fee from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of the amount over $200 million.

     ICCC also provides accounting services to the Fund for which the Fund pays ICCC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the year ended May 31, 2000, ICCC's fee was $105,155, of which $8,111 was payable at May 31, 2000.

     ICCC also provides transfer agent services to the Fund for which the Fund pays ICCC a per account fee that is calculated and paid monthly. For the year ended May 31, 2000, ICCC's fee was $173,404, of which $11,741 was payable at May 31, 2000.

28
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FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTE 2 -- concluded

     Bankers Trust Company, an affiliate of ICCC, provides custody services to the Fund for which the Fund pays Bankers Trust an annual fee. For the year ended May 31, 2000, Bankers Trust's fee was $57,981, of which $23,227 was payable at May 31, 2000.

     Certain officers and directors of the Fund are also officers or directors of ICCC. These persons are not paid by the Portfolio for serving in these capacities.

     ICC Distributors, Inc. provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee, pursuant to rule 12b-1, that is calculated daily and paid monthly at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 1.00% of the Class B and Class C Shares' average daily net assets. The fees for the Class B and Class C Shares include a 0.25% shareholder servicing fee. Distribution fees for the year ended May 31, 2000 amounted to $650,333, $488,000, and $68,239 for Class A, Class B,
and Class C Shares, respectively, of which $45,817, $34,591 and $5,607, respectively, was payable at May 31, 2000.

     The Fund used cash collateral from its securities lending transactions described in Note 1,E, to purchase shares of an affiliated fund and may pay fees generated from those transactions to Bankers Trust.

     The Fund complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended May 31, 2000 was $18,141, and the accrued liability was $24,620.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- Capital Share Transactions

     The Fund is authorized to issue up to 90 million shares of $.001 par value capital stock (40 million Class A, 15 million Class B, 15 million Class C, 15 million Institutional and 5 million undesignated). Transactions in shares of the Fund were as follows:

                                                  Class A Shares
                                         ------------------------------------
                                             For the          For the
                                           Year Ended       Year Ended
                                          May 31, 2000     May 31, 1999
                                         --------------   --------------
   Shares sold .......................      2,153,444         3,166,847
   Shares issued to shareholders on
      reinvestment of dividends ......        478,443           132,532
   Shares redeemed ...................     (3,576,528)       (1,557,812)
                                         ------------       -----------
   Net increase/(decrease) in shares
      outstanding ....................       (944,641)        1,741,567
                                         ============       ===========
   Proceeds from sale of shares ......   $ 50,933,672       $67,677,756
   Value of reinvested dividends .....     10,803,234         2,838,498
   Cost of shares redeemed ...........    (79,883,122)      (33,714,414)
                                         ------------       -----------
   Net increase/(decrease) from capital
      share transactions .............   $(18,146,216)      $36,801,840
                                         ============       ===========


                                                  Class B Shares
                                       ------------------------------------
                                             For the          For the
                                           Year Ended       Year Ended
                                          May 31, 2000     May 31, 1999
                                         --------------   --------------
   Shares sold .......................        328,694           563,765
   Shares issued to shareholders on
      reinvestment of dividends ......         99,337            22,835
   Shares redeemed ...................       (569,219)         (261,968)
                                         ------------       -----------
   Net increase/(decrease) in shares
      outstanding ....................       (141,188)          324,632
                                         ============       ===========
   Proceeds from sale of shares ......   $  7,728,452       $12,547,072
   Value of reinvested dividends .....      2,198,326           482,952
   Cost of shares redeemed ...........    (12,217,136)       (5,608,819)
                                         ------------       -----------
   Net increase/(decrease) from capital
      share transactions .............   $ (2,290,358)      $ 7,421,205
                                         ============       ===========

FLAG INVESTORS EQUITY PARTNERS FUND

                                                  Class C Shares
                                         ------------------------------------
                                                          For the Period
                                              For the     Oct. 28, 19981
                                            Year Ended        through
                                           May 31, 2000    May 31, 1999
                                          --------------  --------------
   Shares sold .......................       271,969           137,892
   Shares issued to shareholders on
      reinvestment of dividends ......        15,373                16
   Shares redeemed ...................      (111,942)           (1,763)
                                         -----------       -----------
   Net increase in shares
      outstanding ....................       175,400           136,145
                                         ===========       ===========
   Proceeds from sale of shares ......   $ 6,524,293       $ 3,342,768
   Value of reinvested dividends .....       340,049               336
   Cost of shares redeemed ...........    (2,381,130)          (39,485)
                                         -----------       -----------
   Net increase from capital share
      transactions ...................   $ 4,483,212       $ 3,303,619
                                         ===========       ===========


                                               Institutional Shares
                                        ------------------------------------
                                             For the         For the
                                           Year Ended      Year Ended
                                          May 31, 2000    May 31, 1999
                                         --------------  --------------
   Shares sold ......................        984,817         1,542,660
   Shares issued to shareholders on
      reinvestment of dividends .....        220,566            56,796
   Shares redeemed ..................     (1,132,184)       (1,157,545)
                                        ------------       -----------
   Net increase in shares outstanding         73,199           441,911
                                        ============       ===========
   Proceeds from sale of shares .....   $ 22,248,399       $33,127,165
   Value of reinvested dividends ....      5,004,643         1,218,275
   Cost of shares redeemed ..........    (24,815,018)      (22,580,427)
                                        ------------       -----------
   Net increase from capital
      share transactions ............   $  2,438,024       $11,765,013
                                        ============       ===========

------------
1 Commencement of operations.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 3 -- concluded

     On May 31, 2000, the amounts payable for fund shares redeemed amounted to $427,490, of which $183,267 were attributable to the Class A Shares, $124,628 were attributable to the Class B Shares, and $119,595 were attributable to the Class C Shares.

NOTE 4 -- Investment Transactions

     Excluding  short-term  obligations,   purchases  of  investment  securities
aggregated   $131,857,210   and  sales  of  investment   securities   aggregated
$139,173,379 for the year ended May 31, 2000.

     On May 31, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $104,141,059 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $32,736,503.

NOTE 5 -- Lending of Securities

     The Fund has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of the Fund's securities are collateralized by cash and/or government securities that are maintained at all times in an amount equal to 102% of the current market value of the loaned securities for domestic securities.

     At May 31, 2000
     Market Value                  Market Value              % of Portfolio
  of Loaned Securites              of Collateral                 on Loan
  -------------------           -------------------        -------------------
      $14,561,555                   $15,505,348                   4.11

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Flag Investors Equity Partners Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Equity Partners Fund, Inc. (the "Fund") at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland

June 28, 2000

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
FOR THE TAX YEAR ENDED MAY 31, 2000

The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The Fund's distributions to shareholders included $19,097,673 from long-term capital gains, all of which is taxable at the 20% capital gains rate. Of ordinary distributions made during the fiscal year ended May 31, 2000, 100.00% qualifies for the dividends received deduction available to corporate shareholders.

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

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

                                Truman T. Semans
                                    CHAIRMAN

                 Carl W. Vogt, Esq.                 Rebecca W. Rimel
                      PRESIDENT                         DIRECTOR

                   Richard R. Burt                 Robert H. Wadsworth
                      DIRECTOR                          DIRECTOR

                   Richard T. Hale                  Charles A. Rizzo
                      DIRECTOR                          TREASURER

                 Joseph R. Hardiman                   Amy M. Olmert
                      DIRECTOR                          SECRETARY

                    Louis E. Levy                   Daniel O. Hirsch
                      DIRECTOR                     ASSISTANT SECRETARY

                  Eugene J. McDonald
                      DIRECTOR

INVESTMENT OBJECTIVE

A mutual fund designed to seek long-term growth of capital and, secondarily, current income primarily in a diversified portfolio of common stocks.

        ------------------------------------------------------------------
            This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.
            For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.
        ------------------------------------------------------------------

                          [Flag Investors logo omitted]

                                 DOMESTIC EQUITY

                               Communications Fund
                              Emerging Growth Fund
                              Equity Partners Fund
                           Real Estate Securities Fund
                                   Top 50 U.S.
                               Value Builder Fund

                              INTERNATIONAL EQUITY

                              European Mid-Cap Fund
                            International Equity Fund
                              Japanese Equity Fund
                                   Top 50 Asia
                                  Top 50 Europe
                                  Top 50 World

                                  FIXED INCOME

                          Managed Municipal Fund Shares
                         Short-Intermediate Income Fund
                     Total Return U.S. Treasury Fund Shares

                                  MONEY MARKET

                            Cash Reserve Prime Shares

                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                              WWW.FLAGINVESTORS.COM

                                 Distributed by:
                             ICC DISTRIBUTORS, INC.
                                                                    EPANN (7/00)